UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 2, 2019
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
6634 Hwy 53
Braselton, GA 30517
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5    Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Fox Factory Holding Corp. (the “Company”) was held on May 2, 2019, at 1:00 p.m., Pacific Time. A total of 38,034,139 shares of the Company's common stock were outstanding and entitled to vote as of March 5, 2019, the record date for the Annual Meeting. A total of 35,416,145 shares of the Company's common stock were present or represented by proxy at the Annual Meeting, representing approximately 93.11% of the shares outstanding and entitled to vote at the Annual Meeting, thus providing a quorum.
Set forth below are the matters acted upon by the stockholders and the number of votes with respect to each proposal, as certified by the inspector of elections.

Proposal No. 1: Election of Directors
The Company’s stockholders elected Larry L. Enterline, Ted Duncan and Jean Hlay to serve on the Company’s Board of Directors as Class III directors, for a three year term, ending at the 2022 Annual Meeting of Stockholders, by the votes indicated below:

Director Nominee	For	Withheld	Broker Non-Votes
Larry L. Enterline	34,571,125	80,636	764,383
Tom Duncan	34,436,162	215,600	764,383
Jean Hlay	34,591,395	60,367	764,383

Proposal No. 2: Ratification of Appointment of Independent Public Accountants
The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent public accountants for fiscal year 2019 by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
35,250,536	159,432	6,177	—

Proposal No. 3: Advisory Vote on the Company’s Executive Compensation
The Company’s stockholders approved, on an advisory basis, the resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
34,234,134	410,605	7,023	764,383

Proposal No. 4: Approval of Performance Goals
The Company’s stockholders approved the Company’s performance goals under the Fox Factory Holding Corp. 2013 Omnibus Plan, as amended, for purposes of complying with the requirements of Internal Revenue Code Section 162(m) by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
34,218,304	427,281	6,177	764,383

For more information regarding Proposals 1, 2, 3, and 4, please refer to the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on March 19, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	May 6, 2019	By:	/s/ ZVI GLASMAN

Zvi Glasman
Chief Financial Officer and Treasurer